                                                                   EXHIBIT 10.15

                        STANDARD OFFICE BUILDING LEASE

THIS LEASE AGREEMENT (sometimes hereinafter referred to as the "Lease") made and entered into this 1st day of March, 1996, by and between Airport Commerce Park, Inc. (hereinafter called "Landlord"), whose address for purposes hereof is C/O The Allen Morris Company, 1000 Brickell Avenue, 3rd Floor, Miami, Florida 33131 and Carnival Air Lines, Inc. (hereinafter called "Tenant"), whose address for purposes hereof is 1815 Griffin Road, Dania, Florida 33004.


                             W I T N E S S E T H:


LANDLORD AND TENANT agree to the following definitions for the defined terms contained herein:

DEFINITIONS

a) "Premises" or "Leased Premises" is hereby defined as suite numbers 308 through 318, located in Building #3, and such Lease Premises being more particularly described as approximately 8,688 square feet of Net Rentable Area (hereinafter defined):

b) Building is hereby defined as Airport Commerce Park, located at 4101 Ravenswood Road, Dania, Florida 33312.

c) Base Rental is hereby defined as a sum of money as set forth below. The phrase "Months of Term" refers to that period of time commencing on and subsequent to the Commencement Date. Applicable sales tax will be added to the Base Rental.

          Months of Term           Monthly Rent        Annual S/PSF
          -----------------        ------------        ------------

                 1-12               $8,326.00            $ 11.50
                13-24                8,659.04              11.96
                25-36                9,006.56              12.44
                37-48                9,368.56              12.94
                49-60                9,737.80              13.45

Landlord upon execution of this Lease by Landlord and Tenant, hereby acknowledges payment by Tenant of the sum of Eight Thousand Eight Hundred Twenty-Five and 56/100 Dollars ($8,825.56) representing payment of rental for the first full calendar month of this Lease, including sales tax. The balance of the total Base Rental is payable in equal monthly installments as specified above on the first day of each month; hereafter ensuing the first of which shall be due and payable on the first day of July, 1996.

d) Lease Term is hereby defined as being for a period of Five (5) years commencing on approximately June 1, 1996, and terminating on May 31, 2001.

e)   Base Year as herein defined, as being calendar year 1996.

f) Tenant's Proportionate Share to be paid by Tenant for Impositions (as hereinafter defined) is hereby to be the percentage which the Net Rentable Area then leased by the Tenant in the Building bears to the Total Net Rentable contained in the Building which is approximately 80,000 rentable square feet. This percentage at the commencement of this Lease is 10.86%.

g) Annual Rent Increase pursuant to Paragraph 4 of this Lease, the annual Base Rental is hereby defined as Ninety-Nine Thousand Nine Hundred Twelve Dollars ($99,912.00), plus applicable sales tax.

h)   Security Deposit is hereby defined to be:  None.
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i)   Use or Purpose for which the Tenant will use and occupy the lease premises shall be for the sole purpose of General Office, and reservations twenty-four (24) hours a day, seven (7) days a week.

j) Electric and Janitorial monthly expenses are not included in the Base Rental Rate, and shall be the sole cost and responsibility of the Tenant. Electric is separately metered.

k) Parking Spaces: Landlord shall provide Tenant with one hundred (100) unassigned parking spaces. During the term of the Lease, Landlord shall have the right to assign Tenant's spaces to Tenant.

l) Real Estate Broker in this transaction is hereby defined as Allen Morris Commercial Real Estate Services, Inc.

m) Upon execution and delivery of this Lease to Landlord, Landlord hereby acknowledges payment by Tenant as follows:

               First Month's Rent:      $ 8,326.00
               Sales Tax:                   499.56
                                        ----------

               Total:                   $ 8,825.56

With the submission of this Lease for Landlord's consideration, Tenant also includes a certificate of insurance as described in Paragraph 20.

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

TERMS

The terms and conditions of the Standard Office Building Lease attached hereto are incorporated by reference and made a part hereof.

IN WITNESS WHEREOF, the parties hereto have signed, sealed and delivered this Lease in triplicate at Broward County, Florida on the date and year first written above.


WITNESSES:                              LANDLORD:

                                        AIRPORT COMMERCE PARK, INC.


_______________________________         By:_______________________________
                                                Cy J. Case, President
_______________________________



                                        TENANT:

                                        CARNIVAL AIR LINES, INC.


_______________________________         By:_______________________________
                                                   Robert C. Coile
                                           Vice President Internal Affairs
_______________________________




Attachments:
               Exhibit A - Floor Plan
               Standard Office Building Lease
               Rules and Regulations

                        STANDARD OFFICE BUILDING LEASE


LEASED         1.  Subject to and upon the terms, provisions, covenants and
PREMISES       conditions hereinafter stated, and each in considerations of the duties, covenant, and obligations of the other hereunder, Landlord does hereby lease, demise and let to Tenant; and Tenant does hereby lease, demise, and let from Landlord those Leased
               Premises as reflected on the floor plan attached hereto as Exhibit "A" and made a part hereof.

                    The Term "Net Rentable Area," as used herein, shall refer to
               (i) a single tenancy floor, all space measured from the inside surface of the outer glass of the Building to the inside surface of the opposite outer glass of the Building, excluding only the areas ("Service Areas") within the outside walls used for building stairs, fire towers elevator shafts, flues, vents, pipe shafts and vertical ducts, but including any such areas which are for the specific use of the particular Tenant such as special stairs or elevators, and (ii) a multi-tenancy floor, all space with the inside surface of the outer glass enclosing Tenant occupied portion of the floor and measure to the midpoint of the walls separating areas leased by or held for lease to other Tenants or from areas devoted to corridors, elevator foyers, restrooms and other similar facilities for the use of all Tenants on the particular floor (hereinafter sometimes called "Common Areas"), but including a proportionate part of the Common Areas.

                    No deductions from Net Rentable Areas are made for columns necessary to the Building. The Net Rentable Areas in the Leased Premises and in the Building have been calculated on the basis of the foregoing definition and are hereby stipulated above as to the Leased Premises whether the same should be more or less as a result of minor variations resulting from actual construction and completion of the Leased Premises for occupancy so long as such work is done substantially in accordance with the approved plans.


TERM           2.   This Lease shall be for the Term herein defined unless
               sooner terminated or extended as provided herein. If Landlord is unable to give possession of the Leased Premises on the date of the commencement of the aforesaid Lease Term by reason of the holding over of any prior tenant or tenants or for any other reason, an abatement or diminution of the rent to be paid hereunder shall be allowed Tenant under such circumstances until possession is given to Tenant; but nothing herein shall operate to extend the initial Term of the Lease beyond the agreed expiration date, and said abatement in rent shall be the full extent of Landlord's liability to tenant for any loss or damage to Tenant because of said delay in obtaining possession of the Premises. There shall be no delay in the commencement of the Term of this Lease and/or payment of rent where Tenant fails to occupy premises when same are ready for occupancy, or when Landlord shall be delayed in substantially completing such Leased Premises as a result of:

                    a. Tenant's failure to promptly approve working drawings and plans as required; or
                    b. Tenant's failure to promptly select materials, finishes, or installations; or
                    c. Tenant's changes in plans (notwithstanding Landlord's approval of any such changes); or
                    d. Any other act of omissions by Tenant or its agents, or failure to promptly make other decisions necessary to the preparation of the Lease Premises for occupancy.

                    The commencement of the Term and the payment of rent shall not be affected, delayed or deferred on account of the foregoing. For the purposes of this paragraph, the Leased Premises shall be deemed substantially completed and ready for occupancy by Tenant when Landlord's supervising architect certifies that the work required of Landlord, if any, has been substantially completed in accordance with the approved plans and specifications.

                    Taking possession of the Lease Premises by Tenant shall be conclusive evidence as against Tenant that the Leased Premises were in good and satisfactory condition, completed in accordance with the approved plans, when possession was so taken. If Tenant, with Landlord's consent, shall occupy the Leased Premises prior to the beginning of the Lease Term as specified hereinabove, all provisions of this Lease shall be in full force and effect commencing upon such occupancy; and rent for such period shall be paid by Tenant at the same rate herein specified.


BASE RENT:     3.   Tenant agrees to pay Landlord the Base Rental without demand in advance, in monthly installments on the first day of each and every month during the Terms. If the Term of the Lease commences on any day of a month, except for the first day, Tenant shall pay
               Landlord Base Rental as provided for herein for such commencement month on a prorated basis (such pro-ration to be based on the actual number of days in the commencement month); and the first month's rent paid by Tenant, if any, upon execution of this Lease shall apply and be credited to the next full month's rent due hereunder. Base Rental for any partial month of occupancy at the end of the Term of this Lease shall be prorated, such pro-ration to be based on the actual number of days in the partial month.

                    In addition to Base Rental, Tenant shall and hereby agrees to pay to Landlord each month a sum equal to any sales tax, tax on rentals, and any other charges, taxes and/or impositions now in existence or hereafter imposed based upon the privilege of renting the space leased hereunder or upon the amount of rentals collected therefor. However, nothing herein shall be taken to require Tenant to pay any part of any federal and state taxes on income imposed upon Landlord.


                    Tenant shall be required to pay Landlord interest on any
               installment of Base Rental and additional rent, as hereinafter provided, that remains unpaid for ten (10) days after its due date. Said interest shall be computed at the maximum legal rate from the due date.

ANNUAL         4.   Commencing with the first month of the second lease year and
RENT           each year thereafter during the Term of this Lease, the annual
INCREASE       Base Rental shall be adjusted Four Percent (4%) annually as stated on page 1C of the Lease.

TIME OF        5.   Tenant agrees that Tenant shall promptly pay said rents
PAYMENT/       (Base Rental as the same may be adjusted from time to time
ACCELER-ATION  pursuant to Paragraph 4 and additional rent), at the time and
UPON DEFAULT   place stated above; Tenant shall also pay charges for work performed on order of Tenant, and any other charges that accrue under this Lease; that, if any part of the rent or above-mentioned charges shall remain due and unpaid for the seven (7) days after written notice from Landlord to Tenant, Landlord shall have the option, without further notice to Tenant, (in addition to all other rights and remedies available to it by law and in equity) of evicting Tenant and simultaneously accelerating and declaring the balance of the entire rent for the entire Term of the Lease to be immediately due and payable. In the event of such acceleration upon default in payment, Tenant shall remain liable for all expenses incurred by Landlord and the full balance due on the Lease - subject only to credit for rent received on reletting of premises and Landlord may lease by distress or otherwise.

USE            6.   Tenant shall use and occupy the Leased Premises for the use or purpose as hereinbefore stated and for no other use or
               purpose.
QUIET
ENJOYMENT      7.   Upon payment by Tenant of the rents herein provided, and
               upon the observance and performance of all items, provisions, covenants and conditions on Tenant's part to be observed and performed, Tenant shall, subject to all of the terms, provisions, covenants and conditions on Tenant's part to be observed and performed, Tenant shall, subject to all of the terms, provisions, covenants and conditions of this Lease, peaceably and quietly hold and enjoy the

                     Leased Premises for the Term hereby demised.

INSURANCE            8.  If the Landlord's insurance premiums exceed the
PREMIUMS             standard premium rates because the nature of Tenant's
                     operations results in extra hazardous exposure, then Tenant shall, upon receipt of appropriate invoices from Landlord, reimburse Landlord for such increase in premiums. It is understood and agreed between the parties hereto that any such increases in premiums shall be considered as rent due and shall be included in any lien for rent.

RULES AND            9.  Tenant agrees to comply with all rules and regulations
REGULATIONS          Landlord may adopt from time to time for operation of the
                     Building and parking facilities and for the protection and welfare of Building and parking facilities, and the tenants, visitors and occupants of the Building. The present rules and regulations, which Tenant hereby agrees to comply with, entitled "Rules and Regulations" are attached hereto and are by this reference incorporated herein. Any future rules and regulations adopted from time to time by Landlord shall become a part of the Lease, and Tenant hereby agrees to comply with the same upon delivery of a copy thereof to Tenant providing the same do not materially deprive Tenant of its rights established under this Lease.

SERVICES 10. Janitorial and electric shall be the sole cost and responsibility of the Tenant and is not included in the Rental Rate.

TENTANT              11. It is understood and agreed between the parties hereto
CHARGES              that any charges against Tenant by Landlord for services or for work done on the Leased Premises by order of Tenant, or otherwise accruing under this Lease, shall be considered as rent due and shall be included in any lien for rent.

REPAIR OF            12. Landlord shall maintain in good order and repair the
BUILDING AND         Building (excluding repairs to be made by Tenant),
PREMISES             including without limitation public areas, the parking
                     areas, landscape areas, elevators, stairs, corridors, restrooms, the base building heat, ventilating, air conditioning, mechanical, plumbing, and electrical systems, and the structure itself, including the roof, foundations, exterior walls, and glass exterior surfaces of the Premises and the Building, all structural members of the Building and all underground utility lines serving the Building.
                     Provided, however, the cost of any repairs or maintenance to the foregoing necessitated by the negligence of Tenant or its agents, contractors or employees shall be reimbursed by Tenant to Landlord upon demand as additional rent.

                         At its sole cost, Tenant shall maintain in good repair
                     and tenable condition, subject to normal wear, tear, casualty and condemnation, that portion of the Premises within the demising walls thereof, including any wall coverings and paint on the interior side of the demising walls, below the ceiling slab and above the floor slab, any tile, carpet or other floor covering installed for Tenant. Tenant's maintenance obligation shall extend to all tenant improvements and contents within the Premises. Tenant shall not be obligated to repair damage resulting from the gross negligence of Landlord or its agents, contractors, or employees.

                         Tenant shall make no structural alterations or
                     structural additions of any kind to the interior of the Premises without first obtaining Landlord's written consent. Tenant, at its sole cost, may make non-structural alterations or non-structural additions within the Premises subject to the following conditions:

                         a. Tenant shall give Landlord prior written notice of its intention to make alterations, additions, or repairs.

                         b. Landlord reserves the right to approve the plans and specifications for such alterations and additions; such approval shall not be unreasonably withheld or delayed.

                         c. Tenant shall only use contractors who are approved by Landlord, and such contractors shall be required to furnish evidence of insurance coverages, including Public

                     Liability, Workers Compensation, and Automobile Liability coverages, as well as any other coverages required by Landlord. The limits of such coverage shall be no less than those required of Tenant. Tenant shall cause such work to be performed in accordance with all applicable building codes and other governmental regulations to be completed and paid and shall discharge any and all liens or claims of lien arising therefrom, or if Tenant disputes any such lien or claim of lien, Tenant may post a bond to remove the lien from the Premises in accordance with local statute. All such work, including additions, fixtures, and improvements (but excluding movable office furniture and equipment and other personal property. of Tenant) made or placed in or upon the Premises by either Tenant or Landlord shall be and become Landlord's property upon installation all without compensation to Tenant.

MECHANIC             13. Tenant further agrees that Tenant shall pay all liens
LIENS                of contractors, subcontractors, mechanics, laborers,
                     materialmen, and other items of like character, and shall indemnify Landlord against all expenses, costs, and charges, including bond premiums for release of liens and attorney's fees and costs reasonably incurred in and adopt the defense of any suit in discharging the said Premises or any part thereof from any liens, judgments, or encumbrances caused or suffered by Tenant. In the event any such lien shall be made or filed, Tenant shall bond against or discharge the same within ten (10) days after the same has been made or filed. It is understood and agreed between the parties hereto that the expenses, costs and charges above referred to shall be considered as rent due and shall be included in any lien for rent.

                         Tenant shall not have any authority to create any
                     liens for labor or materials on Landlord's interest in the Leased Premises, and Tenant shall place all persons contracting with Tenant for the destruction or removal of any facilities or other improvements or for the erection, installation, alternation, or repair of any facilities or other improvements on or about the Leased Premises, and all materialmen, contractors, subcontractors, mechanics, and laborers on notice that they must look only to Tenant and to Tenant's interest in the Leased Premises to secure the payment of all bill for work done or material furnished at the request or instruction of Tenant.

PARKING 14. Pursuant to all the terms, provisions, covenants, and conditions contained herein, for the Term of this Lease, Tenant hereby shall be provided one hundred (100) unassigned parking spaces. Four (4) of the parking spaces may be assigned for Carnival Air Lines visitors. During the lease term, Landlord shall have the right to assign any and all parking spaces. Tenant agrees to hold Landlord harmless for damage to the vehicles or personal property in vehicles that may occur while the vehicles are parked in the parking areas of the Building.

ESTOPPEL             15. Tenant agrees that from time to time, upon not less
AGREEMENT            than ten (10) days prior request by Landlord, Tenant shall deliver to Landlord a statement in writing certifying (a) that this Lease is unmodified and in full force and effect, (or, if there have been modifications, that the Lease as modified is in full force and effect and stating the modifications); (b) the dates to which the rent and other charges have been paid; and (c) that Landlord is not in default under any provisions of this Lease, or, if in default, the nature thereof in detail.

SUBORDIN-            16. If the Building and/or Leased Premises are at any time
NATION               subject to a mortgage and/or deed of trust, and Tenant has received written notice from mortgagee of same, then in any instance in which Tenant gives notice to Landlord alleging default by Landlord hereunder, Tenant shall also simultaneously give a copy of such notice to each Landlord's mortgagee; and each Landlord's mortgagee shall have the right (but not the obligation) to cure or remedy such default during the period that is permitted to Landlord hereunder, plus an additional period of thirty
                     (30) days, and Tenant shall accept such curative or remedial action (if any) taken by Landlord's mortgagee with the same effect as if such action had been taken by Landlord.

                         This Lease shall, at Landlord's option, which option
                     may be exercised at any time
                     during the Lease Term, be subject and subordinate to any mortgage now or hereafter encumbering the Building. This provision shall be self-operative without the execution of any further instruments. Notwithstanding the foregoing, however, Tenant hereby agrees to execute any instruments which Landlord may deem desirable to evidence the subordination of this Lease to any and all such mortgages. Failure to execute a subordination agreement within ten
                     (10) days after request from Landlord shall be deemed a default hereunder.

ATTORNMENT           17.  If the interest of Landlord under this Lease shall be transferred voluntarily or by reason of foreclosure or other proceedings for enforcement of any mortgage on the Leased Premises, Tenant shall be bound to such transferee
                     (herein sometimes called the "Purchaser") for the balance of the Term hereof remaining, and any extensions or renewals thereof which may be effective in accordance with the terms and provisions hereof with the same force and effect as if the Purchaser were Landlord under this Lease, and Tenant does hereby agree to attorn to the Purchaser, including the mortgagee under any such mortgage if it be the Purchaser, as its said attornment to be effective and self-operative without the execution of any further instruments upon the Purchaser succeeding to the interest of this Lease. The respective rights and obligations of Tenant and the Purchaser upon such attornment, to the extent of the then remaining balance of the Term of this Lease and any such extensions and renewals, shall be and are the same as those set forth herein. In the event of such transfer of Landlord's interests, Landlord shall be released and relieved from all liability and responsibility thereafter accruing in Tenant under Lease or otherwise and Landlord's successor by acceptance of rent from Tenant hereunder shall become liable and responsible to Tenant in respect to all obligations of Landlord under this lease thereafter accruing.

ASSIGNMENT           18.  Without the written consent of Landlord first obtained in each case, which consent may be granted or withheld at Landlord's sole discretion, Tenant shall not voluntarily or involuntarily, whether by operation of law or otherwise, assign, transfer, mortgage, pledge or otherwise encumber or dispose of this Lease or underlet the Leased Premises or any part thereof or permit the Leased Premises or any part thereof to be occupied by other persons. In lieu of consenting or not consenting, Landlord may, at its option,
                     (1) in the case of a proposed assignment of this lease or a proposed subletting of all of the Leased Premises, terminate this Lease as to that portion of the Premises which Tenant has proposed to sublet. In the event Landlord elects to terminate this Lease pursuant to clause (ii) of this paragraph, Tenant's obligation as to Base Rental and additional rent shall be reduced in the same proportion that the Net Rentable Area of the portion of the Premises which Tenant proposed to sublet bears to the total Net
                     Rentable Area of the Premises. If this Lease is assigned or if the Leased Premises or any part thereof is underlet or occupied by anybody other than Tenant, voluntarily or involuntarily, whether by operation of law or otherwise, Landlord may, after default by Tenant under this Lease in case of a sublease and at any time (whether or not Tenant is in default under this Lease) in the case of an assignment, collect or accept rent form the assignee, undertenant or occupant and apply the net amount collected or accepted to the rent herein reserved; but such collection or acceptance shall not be deemed a waiver of the foregoing covenant or the acceptance of the assignee, undertenant or occupant as Tenant hereunder, nor shall it be construed as or implied to be a release of Tenant from the further observance and performance by Tenant of the terms, provisions, covenants and conditions herein contained.

                          In the event Tenant is a partnership, corporation or
                     other firm or entity, any transfer of more than fifty percent (50%) of the right, title or interest herein, existing as of the date hereof shall, for the purposes hereof be deemed to be an assignment. Fifty percent (50%) of any sums or other economic considerations received by Tenant as a result of a subletting, whether denominated rentals under the sublease or otherwise, which exceed, in the aggregate, the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations applicable to that portion of the Leased Premises subject to such sublease) shall be payable to Landlord, immediately following Tenant's receipt of the same under this Lease without affecting or reducing any other obligations of Tenant hereunder and shall constitute additional rent. Fifty percent (50%) of any sums or other economic considerations received by Tenant as result of an assignment of this Lease, whether denominated rentals under the assignment or otherwise, shall be payable to Landlord, immediately following Tenant's receipt of the same under this Lease without affecting or reducing any other obligations of Tenant hereunder and shall constitute additional rent.

SUCCESSORS           19.  All terms, provisions, covenants and conditions to
AND ASSIGNS          be observed and performed by Tenant shall be applicable to and binding upon Tenant's respective heirs, administrators, executor, successors and assigns - subject, however, to the restrictions as to assignment or subletting by Tenant as provided therein. All expressed covenants of this Lease shall be deemed to be covenants running with the land.

HOLD                 20.  Tenant agrees to indemnify and hold harmless
HARMLESS OF          Landlord against all claims and damages to persons or
LANDLORD             property by reason of the use or occupancy of the Leased
                     Premises by Tenant, its agents, contractors or employees or invitees and to pay all expenses incurred by Landlord in connection therewith including attorney's fees and court costs.

                          Landlord shall not be liable to Tenant or to any
                     person, firm, corporation, or other business association claiming by, through or under Tenant, for failure to furnish or for delay in furnishing any services provided for in this Lease and not such failure or delay by Landlord shall be actual or constructive eviction of Tenant nor shall any such failure or delay operate or relieve Tenant from the prompt and punctual performance of each and all of the covenants to be performed herein by Tenant; nor form any defects in the Premises or Building; or from defects in the cooling, heating, electric, water, elevator or other applicable apparatus or systems or water discharge from sprinkler systems in the Building; nor for theft, mysterious disappearance or loss of any property of Tenant, water from the premises or any part of the Building.

                          Tenant shall at all times maintain the following
                     insurance coverages and amounts:

                          (i) Commercial General Liability Insurance, including Contractual Liability coverage, relating to the Leased Premises and its appurtenances on an occurrence basis with a minimum limit of at least $1,000,000 per occurrence, $1,000,000 aggregate, including Personal Injury and Products/Completed Operations. In addition, before undertaking any alterations, additions, improvements, construction or occupancy, Tenant shall obtain public liability insurance and name Landlord and Landlord's property manager as additional insured insuring Tenant and Landlord (and its designees) against any liability which may arise on account of such proposed alterations, additions, improvements or construction on an occurrence basis with a minimum single limit of at least $1,000,000.

                          (ii) Property insurance on an "all risk" basis, including but not limited to, fire and lightning, extended coverage (all risk of physical loss), vandalism and malicious mischief and flood (if required by Landlord, any mortgagee or governmental authority and if obtainable) in an amount adequate to cover the full replacement cost of Tenant's personal property, the property of others in the care, custody or control of Tenant, and any improvements and betterments installed by Tenant. Tenant waives any and all right of recovery against Landlord for damage to the aforementioned property and agrees to obtain waiver of subrogation in the property insurance policy.

                          (iii) Workers compensation insurance for statutory
                     limits including a minimum of $1,000,000 employer's liability covering all employed, directly or indirectly, in connection with any finish work performed by Tenant or any repair or alteration authorized by this Lease or consented to by Landlord, and all employees or agents of Tenant.

                          (iv) Such other insurance as may be carried on the Leased Premises and Tenant's operation thereof as may be required by Landlord from time. The coverages afforded by such insurance shall not limit Tenant's liability hereunder. If Tenant fails to obtain and provide any or all of the aforesaid insurance, then Landlord may, (but shall not be required to) purchase such insurance on behalf of Tenant and Tenant shall, on demand, reimburse Landlord for the cost of such insurance together with interest thereof (from the date on which Landlord paid such cost to the date on which Tenant reimburses Landlord therefor) the maximum rate permitted by law and same shall constitute additional rent. In case Landlord shall be made a party to any litigation commenced against Tenant, then Tenant shall protect and hold harmless and shall pay all costs and reasonable attorney's fees incurred or paid by Landlord in connection with such litigation and any thereof, regardless of the initiation of court proceedings.

                          Tenant shall furnish Landlord certificates of
                     insurance certifying the above coverage. The certificates shall include acknowledgment that the policies have been amended to provide thirty (30) days notice of termination to Landlord.

                         Notwithstanding any contrary provision of this Lease,
                     Tenant shall look solely (to the extent insurance coverage is not applicable or available) to the interest of Landlord in the Building for the satisfaction of any judgment or the judicial process requiring the payment of money as a result of any gross negligence or breach of this Lease by Landlord or Landlord's management agent and Landlord shall have no personal liability hereunder of any kind.

ATTORNEYS' FEES      21.  If either party defaults in the performance of any of the terms, provisions, and conditions and by reasons thereof, the other party employs the services of an attorney to enforce performance of the covenants, or to perform a service based upon defaults, regardless of the initiation of court proceedings, then in any of said events, the prevailing party shall be entitled to reasonable attorney's fees and all expenses and costs incurred by the prevailing party pertaining thereto
                     (including costs and fees relating to any appeal) and in enforcement of any remedy.

DESTRUCTION          22.  In the event the Leased Premises shall be destroyed
OR DAMAGE            or so damaged or injured by fire or other casualty, during the Term of the Lease, whereby the same shall be rendered untenantable, then Landlord shall have the right, but not the obligation, to render such Leased Premises tenantable by repairs within one hundred twenty (120) days therefrom.

                          Landlord agrees that, within thirty (30) days
                     following damage or destruction, it shall notify Tenant with respect to whether or not Landlord intents to restore the Premises. If said Premises are not rendered tenantable within the aforesaid one hundred twenty (120) days, it shall be optional with either party hereto to cancel this Lease, and in the event of such cancellation, the rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing. During any time that the Leased Premises are untenantable due to causes set forth in this paragraph, the rent r a just and fair proportion thereof shall be abated.

                          Notwithstanding the foregoing, should damage or
                     destruction occur during the last twelve (12) months of the Lease Term, either Landlord or Tenant shall have the option to terminate this Lease, effective on the date of damage or destruction, provided notice to terminate is given within thirty (30) days of the date of such damage or destruction.

EMINENT              23.  If there shall be taken during the Term of this
DOMAIN               Lease, any portion of the Leased Premises, parking
                     facilities or Building, other than a part not interfering with maintenance, operation or use of the Leased Premises, Landlord may elect to terminate this Lease or to continue same in effect. If Landlord elects to continue the Lease, the rental shall be reduced in proportion to the area of the Leased Premises so taken and Landlord shall repair any damage to the Leased Premises, parking facilities, or Building resulting from such taking. If any part of the Leased Premises is taken by condemnation or Eminent Domain which renders Leased Premises unsuitable for its intended use, Tenant may elect to terminate this Lease; or if any part of the Leased Premises is so taken which does not render the Premises unsuitable for its intended use, this Lease shall continue in effect, and the rental shall be reduced in proportion to the area of the Leased Premises so taken and Landlord shall repair any damage to the Leased Premises resulting from such taking. If all of the Leased Premises is taken by condemnation or Eminent Domain, this Lease shall terminate on the date possession is taken by the authority. All sums awarded or agreed upon between Landlord and the condemning authority for the taking of the interest of Landlord whether as damages or as compensation, and whether for partial or total condemnation, shall be the sole property of Landlord. If this Lease should be terminated under any provisions of this paragraph, rental shall be payable up to the date that possession is taken by the authority, and Landlord shall refund to Tenant any prepaid unaccrued rent less any sums or amount then owing by Tenant to Landlord.

ABANDON        24.  If during the Term of this Lease, Tenant shall abandon,
-MENT          vacate or remove from the Lease Premises the major portion of the goods, wares, equipment or furnishings usually kept on said
               Leased Premises, or shall cease doing business in said Leased
               Premises, or shall suffer the rent to be in arrears, Landlord may, at its option, cancel this Lease in the manner stated in Paragraph 27 hereof, or Landlord may enter said Leased Premises as the agent of Tenant by force or otherwise, without being liable in any way therefore, and relet the Leased Premises with or without any furniture that may be therein, as the agent of Tenant, at such price and upon such terms and for such duration of time as Landlord may determine, and receive the rent therefore, applying the same to the payment of the rent due by these presents, and if the full rental herein provided shall not be realized by Landlord over and above the expenses to Landlord of such reletting, Tenant shall pay any deficiency. Landlord shall have all rights of acceleration of, without further notice to Tenant, in any manner Landlord deems fit in its sole discretion, without any liability or rent credit to Tenant.

DEFAULT 25. It is agreed between the parties hereto that if Tenant shall be adjudicated a bankrupt or an insolvent or take the benefit of any federal or state reorganization or composition proceeding or make a general assignment or take the benefit of any insolvency law, or if Tenant's leasehold interest under this Lease shall be sold under any execution or process of law; or if a trustee in bankruptcy or a receiver be appointed or elected or had for Tenant (whether under federal or state laws); or if said Premises shall be abandoned or deserted; or if Tenant shall fail to perform any of the terms, provisions, covenants or conditions of this Lease on Tenant's part to be performed; or if this Lease or the Term thereof be transferred or pass to or devolve upon any persons, firms, officers, or corporations other than Tenant by death of Tenant, operation of the law or otherwise; then and in any such events, at the option of Landlord, the total remaining unpaid Base Rental for the Term of this Lease shall become due and payable and the Term of this Lease shall expire and end five
               (5) days after Landlord has given Tenant written notice (in the manner hereinafter provided) of such act, condition or default and Tenant hereby agrees immediately then to pay said Base Rental or quit and surrender said Leased Premises to Landlord; but this shall not impair or affect Landlord's right to maintain summary proceedings for the recovery of the possession of the Leased Premises in all cases provided for by law. If the Term of this Lease shall be so terminated, Landlord may immediately, or at any time thereafter, re-enter or repossess the Leased Premises and remove all persons and property therefrom without being liable for trespass or damages. In addition, Landlord shall be entitled to all rights and remedies available at law or in equity in the event Tenant shall fail to perform any of the terms, provisions, covenants or conditions of this Lease on Tenant's part to be performed. All rights and remedies specifically granted to Landlord herein by law or in equity shall be cumulative and not mutually exclusive.

WAIVER OF      26.  Failure of Landlord to declare any default upon occurrence
DEFAULT        thereof, or delay in taking any action in connection therewith, shall not waive such default, but Landlord shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, in law and/or in equity. No waiver by Landlord of a default by Tenant shall be implied, and no express waiver by Landlord shall affect any default other than the default specified in such waiver and then only for the time and extension therein stated.

                    No waiver of any term, provision, condition or covenant of this Lease by Landlord shall be deemed to imply or constitute a further waiver by Landlord of any other term, provision condition or covenant of this Lease.

RIGHT OF       27.  Landlord, or any of his agents, shall have the right to
ENTRY          enter the Leased Premises by appointment during all reasonable hours to examine the same or to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, or to said Building or to exhibit said
               Leased Premises at any time within one hundred eighty (180) days before the expiration of this Lease. Said right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions which do not conform to this Lease. Appointment shall not be unreasonably withheld.

NOTICE 28. Any notice given Landlord as provided for in this Lease shall be sent to Landlord by registered mail addressed to Landlord at Landlord's Management Office. Any notice to be given Tenant under the terms of this Lease, unless otherwise stated herein, shall be in writing and shall be sent by registered mail to the office of Tenant in the Building or hand delivered to Tenant. Either party, from time to time, by such notice, may specify another address to which subsequent notice shall be sent.

LANDLORD       29.  All automobile parking areas, driveways, entrances and
CONTROLLED     exits thereto, Common Areas, and other facilities furnished by
AREAS          Landlord, including all parking areas, truck ways, loading areas, pedestrian walkways and ramps, landscaped areas, stairways, corridors, and other areas and improvements provided by Landlord for the general use, in common, of tenants, their officers, agents, employees, servants, invitees, licenses, visitors, patrons and customers shall be at times subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce rules and regulations with respect to all facilities and areas and improvements, to police same, from time to time to change the area, level and location and arrangement of parking areas and other facilities hereinabove referred to, to restrict parking by and enforce parking charges (by operation of meters or otherwise) to tenants, their officers, agents, invitees, employees, servants, licensees, visitors, patrons and customers, to close all or any portion of said areas or facilities to such extensions as may, in the opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein, to close temporarily all or any portion of the public areas, Common Areas or facilities, to discourage non-tenant parking, to charge a fee for visitor and/or customer parking and to do and perform such other acts in and to said areas and improvements as, in the sole judgement of Landlord. Landlord shall operate and maintain to Common Areas and other facilities referred to in such reasonable manner as Landlord shall determine from time to time. Without limiting the scope of such discretion, Landlord shall have full authority to make and enforce rules and regulations regarding the use of the same or to employ all personnel and to make and enforce all rules and regulations pertaining to and necessary for the proper operation and maintenance of the parking area and/or
               Common Areas and other facilities. Reference in this paragraph to parking area and/or facilities shall in no way be construed as giving Tenant hereunder any rights and/or privileges in connection with such parking areas and/or facilities unless such rights and/or privileges are expressly set forth in Paragraph 17 hereof.

CONDITIONS     30.  Tenant agrees to surrender to Landlord, at the end of the
OF PREMISES    Term of this Lease and/or upon any cancellation of this Lease,
ON             said Leased Premises in as good condition as said Leased Premises
TERMINATION    were at the beginning of the Term of this Lease, ordinary wear
OF LEASE AND   and tear, and damage by fire or other casualty not caused by
HOLDING        Tenant's negligence excepted. Tenant agrees that if tenant does
OVER           not surrender said Leased Premises to Landlord at the end of the
               Term of this Lease, then Tenant shall pay to Landlord double the amount of the current rental for each month or portion thereof that Tenant holds over plus all damages that Landlord may suffer on account of Tenant's failure to so surrender to Landlord possession of said Leased Premises and shall indemnify and save Landlord harmless from and against all claims made by any succeeding tenant of said Leased Premises against Landlord on account of delay of Landlord in delivering possession of said Leased Premises to said succeeding tenant so far as such delay is occasioned by failure to so surrender said
               Leased Premises in accordance herewith or otherwise.

                    No receipt of money by Landlord from Tenant after
               termination of this Lease or the service of any notice of commencement of any suit or final judgement for possession shall reinstate, continue or extend the Term of this Lease or affect in writing and subscribed by a duly authorized officer or agent of Landlord.

                    No act or thing done by Landlord or its agents during the
               Term hereby granted shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept a surrender of the Leased Premises shall be valid unless it be made in writing and subscribed by a duly authorized officer or agent of Landlord.

OCCUPANCY      31.  Tenant shall be responsible for and shall pay before
TAX            delinquency all municipal, county or state taxes assessed during the Term of this Lease against any occupancy interest or personal interest or personal property of any kind, owned by or placed in, upon or about the Leased Premises by Tenant.

SIGNS 32. Landlord shall have the sole right to install on the interior or exterior of the Building (not to obscure Tenant's sign) and Leased Premises and Landlord shall have the sole right to change the Building's name or street address.

TRIAL BY       33.  It is mutually agreed by and between Landlord and Tenant
JURY           that the respective parties hereto shall, and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, and Tenant's use or occupancy of the Premises. Tenant further agrees that it shall not interpose any counterclaim in a summary proceeding or in any action based upon non-payment of rent or any other payment required of Tenant hereunder.

RELOCATION     34.  With the mutual agreement of Landlord and Tenant, Landlord
OF TENANT      expressly reserves the right at Landlord's sole cost to remove
               Tenant from the Leased Premises and to relocate Tenant in some other space of Landlord's choosing of approximately the same dimensions and size within the Building, which other space shall be decorated by Landlord at Landlord's expense. Landlord shall have the right, in Landlord's sole discretion, to use such decorations and materials from the existing Premises, or other materials so that the space in which Tenant is removed. Nothing herein contained shall be construed the relieve Tenant or imply that Tenant is relieved of the liability for or obligation to pay any additional rent due by reason of the provisions of Paragraph
               4 of this Lease, the provisions of which paragraph shall be applied to the space in which Tenant is relocated on the same basis as said provisions were applied to the Premises from which Tenant is removed. Tenant agrees that Landlord's exercise of its election to remove and relocate Tenant shall not terminate this Lease or release Tenant, in whole or in part, from Tenant's obligation to pay the rents and perform the covenants and agreements hereunder for the full Term of this Lease.

CROSS          35.  If the term of any lease, other than this Lease, made by
DEFAULT        Tenant for any other space in the Building shall be terminated or terminable after the making of this Lease as herein extent permitted by law. This Lease shall be construed in accordance with the laws of the State of Florida.

INVALIDITY OF  36.  If any terms, provision, covenant or condition of this
PROVISION      Lease or the application thereof
               to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term, provisions, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term, provision, covenant or condition of this Lease shall be valid and be enforceable to the fullest extent permitted by law. This lease shall be construed in accordance with the laws of the State of Florida.

TIME OF        37.  It is understood and agreed between the parties hereto
ESSENCE        that time is of the essence of all the terms, provisions,
               covenants and conditions of this Lease.

MISCEL-        38.  The terms "Landlord" and "Tenant" as herein contained shall
LANEOUS        include singular and/or plural, masculine, feminine and/or neuter, heirs, successors, executors, administrators, personal representatives and/or assigns wherever the context so requires or admits. The terms, provisions, covenant and conditions of this Lease are expressed in the total language of this Lease Agreement and the paragraph headings are solely for the convenience of the reader and are not intended to be all inclusive. Any formally executed addendum to or modification of this Lease shall be expressly deemed incorporated by reference herein unless a contrary intention is clearly stated therein.

EFFECTIVE      39.  Submission of this instrument for examination does not
DATE           constitute an offer, right of first refusal, reservation of or option for the Leased Premises or any other space or premises in, on or about the Building. This instrumental becomes effective as a Lease only upon execution and delivery by both Landlord and Tenant.

ENTIRE         40.  This Lease contains the entire agreement between the
AGREEMENT      parties hereto and all previous negotiations leading thereto and it may be modified only by an agreement in writing signed by Landlord and Tenant. No surrender of the Leased Premises, or of the remainder of the terms of this Lease, shall be valid unless accepted by Landlord in writing. Tenant acknowledges and agrees that Tenant has not relied upon any statement, representation, prior written or contemporaneous oral promises, agreements or warranties, except such as are expressly herein.

DUAL           41.  Tenant represents and warrants that it has dealt with no
AGENCY         broker, agent or other person in connection with this
DISCLOSURE     transaction and that no broker, agent or other person brought about this transaction, other than Allen Morris Commercial Real
               Estate as agent for Landlord, shall be compensated by the Landlord. Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. The provisions of this paragraph shall survive the termination of this Lease.

FORCE          42.  Neither Landlord nor Tenant shall be required to perform
MAJEURE        any term, condition or covenant in this Lease so long as such performance is delayed or prevented by force majeure, which shall mean acts of God, labor disputes (whether lawful or not), material or labor shortages, restrictions by any governmental authority, civil riots, floods, and any other cause not reasonably within the control of Landlord or Tenant and which by the exercise of due diligence Landlord or Tenant is unable, wholly or in part, to prevent or overcome. Lack of money shall not be deemed force majeure.

RADON GAS      43.  Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time.
               Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

USE OF         44.  Tenant shall not cause or permit any Hazardous Material to
HAZARDOUS      be brought upon, kept or used in or about the Premises or the
MATERIALS      Building by Tenant, its agents, employees, contractors or
               invitees. If Tenant breaches this obligation, Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgements, damages, penalties, fines, costs, liabilities or losses (including without limitation, diminution in value of the Premises or the Building, damages for loss or restriction on use of rentable space or of any amenity of the Premises or the Building, damages arising form any adverse impact on marketing of space, and sums paid in settlement of claims, attorney's fees, consultant fees and expert fees) which arise during or after the lease Term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by and federal, state or local governmental agency or political subdivision because of Hazardous
               Material present in the soil or ground water, in the Premises or in the Building.

                    Without limiting the foregoing, if the presence of any
               Hazardous Material on the Premises or in the Building caused by Tenant, its agents, employees, contractors or invitees results in any contamination of the Premises and/or the Building, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises and/or the Building to the conditions existing prior to the introduction of any such Hazardous Material to the Premises; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term effect on the Premises and/or the Building. The foregoing indemnity shall survive the expiration or earlier termination of the Lease. As used herein, the term "Hazardous Material" means such hazardous or toxic substance, material or waste, including, but not limited to, those substances, materials, and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, or such substances, materials and wastes that are or become regulated under applicable local, state or federal law. Landlord and its agents shall have the right, but not the duty, to inspect the Premises at any time to determine whether Tenant is complying with the terms of this Lease. Landlord shall use its best efforts to minimize interference with Tenant's business but shall not be liable for any interference caused thereby. Any default under this paragraph shall be a material default-enabling Landlord to exercise any of the remedies set forth in this Lease.

                                   ADDENDUM


This ADDENDUM is attached to and is to be considered part of that Lease Agreement between Airport Commerce Center, Inc., as Landlord and Carnival Airlines, Inc., as Tenant dated February ____, 1996, for lease of office space at the Airport Commerce Park, 4101 Ravenswood Road, Dania, FL 33312



LANDLORD'S WORK      45. Prior to occupancy and at no additional cost to Tenant,
                     Landlord shall build out the demised space using building standard materials in accordance with a space plan to be prepared by Landlord and approved by Tenant and Landlord prior to construction.

                             RULES AND REGULATIONS


     The following Rules and Regulations, hereby accepted by Tenant, are prescribed by Landlord to enable Landlord to provide, maintain, and operate, to the best of Landlord's ability, orderly, clean and desirable premises, Building and parking facilities for tenants therein at as economical a cost as reasonably possible and in as efficient a manner as reasonably possible, to assure security for the protection of tenants so far as reasonably possible, and to regulate conduct in and use of said Premises, Building and parking facilities in such manner as to minimize interference by others in the proper use of same by Tenant.

1. Tenant, its officers, agents, servants and employees shall not block or obstruct any of the entries, passages, doors, elevator doors, hallways or stairways of Building or parking facilities, or place, empty or throw any rubbish, litter, trash or material of any nature into such areas, or permit such areas to be used at any time except for ingress or egress of Tenant, its officers, agents, servants, employees, patron, licensees, customers, visitors or invitees.

2. The movement of furniture, equipment, merchandise or materials within, into or out of the Leased Premises, Building or parking facilities shall be restricted to time, method and routing of movement as determined by Landlord upon request from Tenant and Tenant shall assume all liability and risk to property, Premises and Building in such movement. Tenant shall not move furniture, machines, equipment merchandise or materials within, into or out of the Building, Leased Premises or parking facilities without having first obtained a written permit from Landlord twenty-four (24) hours in advance. Safes, large files, electronic data processing equipment and other heavy equipment or machines shall be moved into Leased Premises, Building or parking facilities only with Landlord's written consent and placed where directed by Landlord.

3. No sign, door plaque, advertisement or notice shall be displayed, painted or affixed by Tenant, its officers, agents, servants, employees, patrons, licensees, customers, visitors or invitees in or on any part of the outside or inside the Building, parking facilities or Leased Premises without prior written consent of Landlord and then only of such color, size, character, style and materials and in such places as shall be approved and designated by Landlord. Signs on doors and entrances to Leased Premises shall be placed thereon by a contractor designated by Landlord and paid for by Tenant. Tenant will be allowed to advertise presence of a sales office that is clearly visible to the public. All signage must comply with all municipal codes and shall be approved by Landlord prior to installation. Approval shall not be unreasonably withheld.

4. Landlord shall not be responsible for lost or stolen property, equipment, money or any article taken from Leased Premises, Building or parking facilities, regardless of how or when loss occurs.

5. No additional locks shall be placed on any door or changes made to existing locks in Building without the prior written consent of Landlord. Landlord shall furnish two keys to each lock on doors in the Leased Premises and Landlord, upon request of Tenant, shall provide additional duplicate keys at Tenant's expense. Landlord may, at all times, keep a pass key to the Leased Premises. All keys shall be returned to Landlord promptly upon termination of this Lease. Tenant shall, at Tenant's expense be allowed to re-key interior and exterior doors to master and furnish master to Landlord.

6. Tenant, its officers, agents, servants or employees shall do no painting or decorating in Leased Premises, or mark, paint or cut into, drive nails or screw into or in any way deface any part of Leased Premises or Building without the prior written consent of Landlord. If Tenant desires signal, communication, alarm or other utility or service connection installed or changed, such work shall be done at expense of Tenant, with the approval and under the direction of Landlord.

7.   Landlord reserves the right to:

     (i) Close the Parking Area at 6:00 p.m., subject, however, to Tenant's right to admittance under regulations prescribed by Landlord, and to require the persons entering the Building to identify themselves and establish their right to enter or to leave the Building; Tenant shall have access to parking after hours by Landlord providing Tenant with access;

     (ii) close all parking areas between the hours of 6:00 p.m. and 7:00 a.m. during the week days; and

     (iii)  close all parking areas on weekends and holidays.

     (iv) Tenant shall have full access to Leased Premises twenty-four (24) hours a day, seven (7) days a week. Tenant shall be provided access cards for after-hours-secured gates.

8. Tenant, its officers, agents, servants and employees shall not permit the operation of any musical or sound producing instruments or device which may be heard outside Leased Premises, Building or parking facilities, or which may emanate electrical waves which shall impair radio or television broadcasting or reception from or in Building.

9. Tenant, its officers, agents, servants and employees shall, before leaving Leased Premises unattended, close and lock all doors and shut off all utilities; damage resulting from failure to do so shall be paid by Tenant. Before closing of the day and leaving the said Premises, each Tenant shall see that all blinds and/or draperies are pulled and drawn.

10. All plate and other glass now in Leased Premises or Building which is broken through cause attributable to Tenant, its officers, agents, servants and employees, patrons, licensees, customers, visitors or invitees shall be replaced by and at expense of Tenant under the direction of Landlord.

11. Tenant shall give Landlord prompt notice of all accidents to or defects in air conditioning equipment, plumbing, electric facilities or any part or appurtenance of Leased Premises.

12. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substances of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant, who shall, or whose officers, employees, agents, servants, patrons, customers, licensees, visitors or invitees shall have caused it.

13. All contractors and/or technicians performing work for Tenant within the Leased Premises, Building or parking facilities shall be referred to Landlord for approval before performing such work. This shall apply to all work including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments, and all installations affecting floors, walls, windows, doors, ceiling, equipment or any other physical feature of the Building, Leased Premises or parking facilities. None of this work shall be done by Tenant without Landlord's prior written approval. Approval of Tenant's contractors and communications and computer support vendors and employees performing normal routine installations will not be governed by this condition nor will approvals be unreasonably withheld or delayed.

14. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules without the prior written consent of Landlord.

15. Glass panel doors, that reflect or admit light into the passageways or into any place in the Building shall not be covered or obstructed by Tenant, and Tenant shall not permit, erect, and/or place drapes, furniture, fixtures, shelving, display cases or tables, lights or signs and advertising devices in front of or in proximity of interior and exterior windows, glass panels, or glass doors providing a view into the interior of the Leased Premises, unless same shall have first been approved in writing by Landlord.

16. Canvassing, soliciting and peddling in the Building or parking facilities is prohibited and each Tenant shall cooperate to prevent the same. In this respect, Tenant shall promptly report such activities to the Property Management office.

17. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

18. In the event Tenant must dispose of crates, boxes, etc., which shall not fit into office wastepaper baskets, it shall be the responsibility of Tenant with Landlord's assistance to dispose of same. In no event, shall Tenant set such items in the public hallways or other areas of Building or parking facilities, excepting Tenant's own Premises, for disposal.

19. Tenants are cautioned in purchasing furniture and equipment that can easily fit on the elevator and can pass through the doors of the Leased Premises.
Large pieces should be made in parts and set up in the Leased Premises.
Landlord reserves the right to refuse to allow any furniture or equipment of any description to be placed in the Building which does not comply with the above conditions.

20. Tenants shall be responsible for any damage to the Leased Premises, including carpeting and flooring, as a result of rust or corrosion of file cabinets, roller chairs, metal objects or spills of any type of liquid.

21. If the Premises demised to Tenant become infested with vermin, Tenant, at its sole cost and expense, shall cause its premises to be exterminated from time to time, to the satisfaction of Landlord, and shall employ such extermination therefore as shall be approved by Landlord.

22. Tenant shall not install any antenna or aerial wires, or radio or television equipment, or any other type of equipment, inside or outside the Building, without Landlord's prior approval in writing, and upon such terms and conditions as may be specified by Landlord in each and every instance. Approval shall not be unreasonably withheld.

23. Tenant shall not advertise the business, profession or activities of Tenant in any manner which violated the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining thereto, or use the name of the Building for any purpose other than that of the business address of Tenant or use any letterhead, envelopes, circulars, notices, advertisements, containers or wrapping material without Landlord's express consent in writing.

24. Tenant, its officers, agents, employees, servants, patrons, customers, licensees, invitees and visitors shall not solicit business in the Building's parking facilities or Common Areas, nor shall Tenant distribute any handbills or other advertising matter in automobiles parked in the Building's parking facilities.

25. Tenant shall not conduct its business in such manner as to create any nuisance, or interfere with, annoy or disturb any other Tenant in the Building, or Landlord in its operation of the Building or commit waste or suffer or permit waste to be committed in the Leased Premises, Building or parking facilities.
In addition, Tenant shall not allow its officers, employees, agents, servants, patrons, customers, licensees, and visitors to conduct themselves in such a manner as to create any nuisance or interfere with, annoy or disturb any other Tenant in the Building or Landlord in its operations of the Building or commit waste or suffer or permit waste to be committed in the Leased Premises, Building or parking facilities.

26. Tenant, its officers, agents, servants and employees shall not install or operate any refrigerating, heating or air conditioning apparatus or carry on any mechanical operation or bring into Leased Premises, Building or parking facilities any flammable fluids or explosives without permission of Landlord.

27. Tenant, its officers, employees, agents and servants shall not use Leased Premises, Building or parking facilities for housing, lodging or sleeping purposes or for the cooking or preparation of food without prior written consent of Landlord.

28. Tenant, its officers, employees, agents, servants, patrons, customers, licensees, visitors or invitees shall not bring into parking facilities, Building or Leased Premises or keep on Leased Premises any fish, fowl, reptile, insect, or animal or any bicycle or other vehicle without the written consent of Landlord.

29. Neither Tenant nor any officers, employees, agents, servants, patrons, customers, licensees, visitors or invitees or any Tenant shall go upon the roof of the Building without the written consent of Landlord.

30. Tenants employing laborers or others outside of the Building shall not have their employees paid in the Building, but shall arrange to pay their payrolls elsewhere.

                              ASSIGNMENT OF LEASE
                              -------------------

THIS ASSIGNMENT OF LEASE, made and entered into this ________ Day of July, 1999 by and between OASIS RESERVATION SERVICES, INC., hereinafter called the "Assignor", and INTERNET TRAVEL NETWORK, hereinafter called the "Assignee".

                                  WITNESSETH:
                                  -----------

For good and valuable consideration paid by Assignee to Assignor, receipt of which is hereby acknowledged, Assignor does hereby assign unto Assignee all of the right, title and interest of Assignor as Tenant under that certain lease dated August 23, 1995 by and between Airport Commerce Park, Inc., as Landlord, and Pan American Airways Corp. F/K/A Carnival Air Lines, Inc., as Tenant, with an Assignment of Lease to Oasis Reservation Services, Inc., dated June 18, 1998 relating to that certain area containing approximately 8,688 square feet of space, Suite numbers 308 through 318, located at 4101 Ravenswood Road, Dania, Florida, together, with all of the rights of Assignor arising under said lease. The said assignment by said Assignor or Assignee shall become affective on the 14th day of July. Copy of above recited lease dated March 1, 1996, and First Assignment of Lease dated June 18th, 1998 is attached hereto and make a part hereof.

The Assignor understands and agrees that this assignment shall not in any manner relieve the Assignor from liability upon the covenants of said lease and agrees that the Assignor shall remain liable for all payments provided for and to perform and abide by all the covenants and conditions of said lease as are provided by Tenant therein to be made and performed.

The Assignee, by execution hereof, hereby accepts the foregoing assignment and assumes and agrees to make all the payments provided for and to perform and abide by all the covenants and conditions of said lease as are provided by Tenant therein to be made and performed.

The Assignee, by execution hereof, hereby accepts the foregoing assignment and assumes and agrees to make all the payments provided for and to perform and abide by all the covenants and conditions of said lease as are provided by Tenant therein to be made and performed.

IN WITNESS WHEREOF, the parties hereto have assigned and sealed this Assignment of Lease in triplicate the day and year first above written.

WITNESSES:                         ASSIGNOR:

                                   OASIS RESERVATION SERVICES, INC.


_______________________________    _____________________________________________

_______________________________

                                   ASSIGNEE:

                                   INTERNET TRAVEL NETWORK


_______________________________    _____________________________________________

_______________________________


Case Holding Company, Inc., Landlord in the above mentioned lease, hereby consents to the foregoing Assignment of Lease under the conditions as stated above and with an additional condition that no further assignment of said lease of the premises thereby demised or any part thereof shall be made without the written consent of the Landlord. Signed and sealed this ________ Day of _____________ 1999.

WITNESSES:                         CASE HOLDING COMPANY, INC.


_______________________________    ---------------------------------------------
                                   Cy J. Case, President

_______________________________

                              ASSIGNMENT OF LEASE
                              -------------------

THIS ASSIGNMENT OF LEASE, made and entered into this ________ Day of July, 1999 by and between OASIS RESERVATION SERVICES, INC., hereinafter called the "Assignor", and INTERNET TRAVEL NETWORK, hereinafter called the "Assignee".

                                  WITNESSETH:
                                  -----------

For good and valuable consideration paid by Assignee to Assignor, receipt of which is hereby acknowledged, Assignor does hereby assign unto Assignee all of the right, title and interest of Assignor as Tenant under that certain lease dated August 23, 1995 by and between Airport Commerce Park, Inc., as Landlord, and Pan American Airways Corp. F/K/A Carnival Air Lines, Inc., as Tenant, with an Assignment of Lease to Oasis Reservation Services, Inc., dated June 18, 1998 relating to that certain area containing approximately 1,600 square feet of space, Suite numbers 322 through 323, located at 4101 Ravenswood Road, Dania, Florida, together, with all of the rights of Assignor arising under said lease and including transfer of Assignor to Assignee of security deposit of None posted under said lease. The said assignment by said Assignor or Assignee shall become effective on the 14th day of July. Copy of above recited lease dated March 1, 1996, and First Assignment of Lease dated June 18th, 1998 is attached hereto and made a part hereof.

The Assignor understands and agrees that this assignment shall not in any manner relieve the Assignor from liability upon the covenants of said lease and agrees that the Assignor shall remain liable for all payments provided for and to perform and abide by all the covenants and conditions of said lease as are provided by Tenant therein to be made and performed.

The Assignee, by execution hereof, hereby accepts the foregoing assignment and assumes and agrees to make all the payments provided for and to perform and abide by all the covenants and conditions of said lease as are provided by Tenant therein to be made and performed.

The Assignee, by execution hereof, hereby accepts the foregoing assignment and assumes and agrees to make all the payments provided for and to perform and abide by all the covenants and conditions of said lease as are provided by Tenant therein to be made and performed.

IN WITNESS WHEREOF, the parties hereto have assigned and sealed this Assignment of Lease in triplicate the day and year first above written.

WITNESSES:                         ASSIGNOR:

                                   OASIS RESERVATION SERVICES, INC.

______________________________     _____________________________________________

______________________________

                                   ASSIGNEE:

                                   INTERNET TRAVEL NETWORK


_______________________________    _____________________________________________

_______________________________

Case Holding Company, Inc., Landlord in the above mentioned lease, hereby consents to the foregoing Assignment of Lease under the conditions as stated above and with an additional condition that no further assignment of said lease of the premises thereby demised or any part thereof shall be made without the written consent of the Landlord. Signed and sealed this ________ Day of _____________ 1999.

WITNESSES:                         CASE HOLDING COMPANY, INC.


_______________________________    ---------------------------------------------
                                   Cy J. Case, President

_______________________________

                              ASSIGNMENT OF LEASE
                              -------------------

THIS ASSIGNMENT OF LEASE is made and entered into this 18th day of June, 1998 by and between Pan American Airways Corp. f/k/a Carnival Air Lines, Inc., hereinafter called the "Assignor", and OASIS Reservation Services, Inc., hereinafter called the "Assignee".

                                  WITNESSETH:
                                  -----------

For good and valuable consideration paid by Assignee to Assignor, receipt of which is hereby acknowledged, Assignor does hereby assign unto Assignee all of the right, title and interest of Assignor as Tenant under that certain leased dated August 23, 1995 by and between Airport Commerce Park, Inc., as Landlord, and Carnival Air Lines, Inc., as Tenant, relating to that certain area containing approximately 1,600 square feet of space located in Building 3 of the property known as Airport Commerce Park, Suite numbers 322 & 323, located at 4101 Ravenswood Road, Dania, FL 33312, together, with all of the rights of Assignor arising under said lease. The said assignment by said Assignor to the Assignee shall become affective on the 18th day of June, 1998. A copy of above lease dated August 23, 1995 is attached hereto and made a part hereof.

The Assignee understands and agrees that this assignment relieves the Assignor from liability upon the covenants of said lease and agrees that the Assignee shall now be solely and directly liable for all payments provided for in said lease, and to perform and abide by all the covenants and conditions of said lease.

The Assignee, by execution hereof, hereby accepts the foregoing assignment and assumes and agrees to make all the payments provided for in said lease, and to perform and abide by all the covenants and conditions of said lease as are provided by Tenant therein to be made and performed.

IN WITNESS WHEREOF, the parties hereto have assigned and sealed this Assignment of Lease in triplicate the day and year first above written.

WITNESSES:                         ASSIGNOR:

                                   PAN AMERICAN AIRWAYS CORP.
                                   F/K/A CARNIVAL AIR LINES, INC.

______________________________     By: _________________________________________

______________________________

                                   ASSIGNEE:

                                   OASIS RESERVATIONS SERVICES, INC.

_______________________________    By: _________________________________________

_______________________________

Airport Commerce Park, Inc., Landlord in the above mentioned lease, hereby consents to the foregoing Assignment of Lease under the conditions as stated above and with an additional condition that no further assignment of said lease of the premises thereby demised or any part thereof shall be made without the written consent of the Landlord. Signed and sealed this 25th day of June, 1998.

WITNESSES:                         AIRPORT COMMERCE PARK, INC.


_______________________________    _____________________________________________
                                   President
_______________________________

                        STANDARD OFFICE BUILDING LEASE

          THIS LEASE AGREEMENT (sometimes hereinafter referred to as the "Lease") made and entered into this 23rd day of August, 1995, by and between Airport Commerce Park, Inc. (hereinafter called "Landlord"), whose address for purposes hereof is C/O The Allen Morris Company, 1000 Brickell Avenue, 12th Floor, Miami, FL 33131 and Carnival Air Lines, Inc. (hereinafter called "Tenant"), whose address for purposes hereof is 1815 Griffin Road, Dania, FL 33004.

                                  WITNESSETH:

          LANDLORD AND TENANT agree to the following definitions for the defined terms contained herein:

Definitions

          a)   "Premises" or "Leased Premises" is hereby defined as: suite
                --------      ---------------
numbers 322 and 323 located in the Building #3 and such Lease Premises being more particularly described as approximately 1,600 square feet of Net Rentable Area (hereinafter defined):

          b)   Building is hereby defined as Airport Commerce Park, Suites #322
               --------
and #323 located at 4101 Ravenswood Road, Dania, FL 33312.

          c)  Base Rental is hereby defined as a sum of money as set forth
              -----------
below. The phrase "Months of Term" refers to that period of time commencing on and subsequent to the Commencement Date. Applicable sales tax will be added to the Base Rental.

Months of Term                 Monthly Rent                  Annual $/PSF
--------------                 ------------                  ------------
1-12                             $1,333.33                      $10.00
13-24                             1,386.67                       10.40
25-36                             1,442.13                       10.82
37-48                             1,499.82                       11.25
49-60                             1,559.81                       11.70

          Landlord upon execution of this Lease by Landlord and Tenant, hereby acknowledges payment by Tenant of the sum of One thousand four hundred thirteen and 33/100 Dollars ($1,413.33) representing payment of rental for the first full calendar month of this Lease including sales tax. The balance of the total Base Rental is payable in equal monthly installments as specified above on the first day of each month; hereafter ensuing the first of which shall be due and payable on the first day of November, 1995.

          d)  Lease Term is hereby defined s being for a period of Five (5)
              ----------
years commencing on approximately October 1, 1995 and terminating on September 30, 2000.

          e)  Base Year is herein defined, as being calendar year 1995)
              ---------

          f)  Tenant's Proportionate Share to be paid by the Tenant for
              ----------------------------
Impositions (as hereinafter defined) is hereby defined to be the percentage which the Net Rentable Area then leased by the Tenant in the Building bears to the Total Net Rentable contained in the building which is approximately 1,600 rentable square feet. This percentage at the commencement of this Lease is 2%.

          g)  Cost of Living pursuant to Paragraph 5 of this Lease, the annual
              --------------
Base Rental is hereby defined as Sixteen thousand and No/100 Dollars plus applicable sales tax. ($16,000.00).

          i)  Security Deposit is hereby defined to be:  Waived.
              ----------------

          j)  Use or Purpose for which the Tenant will use and occupy the lease
              --------------
premises  shall be for the sole purpose of Office and Baggage Storage.

          k)  Electric, Heat and Air Conditioning and Janitorial monthly
              ----------------------------------------------------------
expenses are not included in the Base Rental Rate and shall be the sole cost and
--------
responsibility of the Tenant.  Electric is separately metered.

          l)  Parking Spaces:  Landlord shall provide Tenant with (six)
              --------------
unassigned parking spaces, and two (2) "Customer Only" parking spaces. The "Customer Only" parking spaces shall be located in front of the demised space.

          m)  Real Estate Broker in this transaction is hereby defined as Allen
              ------------------
Morris Commercial Real Estate Services, Inc.

          n) Upon execution and delivery of this Lease to Landlord, Landlord hereby acknowledges payment by Tenant as follows:

First Month's Rent:               $1,333.33

Sales Tax:                            80.00
                                  ---------
Total:                            $1,413.33

          With the submission of this Lease for Landlord's consideration, Tenant also includes a certificate of insurance as described in Paragraph 23.

Terms

          The terms and conditions of the Standard Office Building Lease attached hereto are incorporated by reference and made a part hereof.

          IN WITNESS WHEREOF, the parties hereto have signed, sealed and delivered this Lease in quadruplicate at Broward County, Florida on the date and year first written above.

WITNESSES:                         LANDLORD:

                                   AIRPORT COMMERCE PARK, INC.



  ________________________         By:________________________
                                        Cy J. Case, President
  ________________________

                                   TENANT:

                                   CARNIVAL AIR LINES, INC.



  ________________________         By:__________________________

  ________________________


Attachments:
Exhibit A - Floor Plan
Standard Office Building Lease
Rules and Regulations

                                       3